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                                 UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                   FORM N-CSR

                   CERTIFIED SHAREHOLDER REPORT OF REGISTERED
                        MANAGEMENT INVESTMENT COMPANIES



		Investment Company Act file number 811-07525


                         Pioneer Mid Cap Growth Fund
               (Exact name of registrant as specified in charter)


                       60 State Street, Boston, MA 02109
              (Address of principal executive offices) (ZIP code)


            Dorothy E. Bourassa, Pioneer Investment Management, Inc.,
                       60 State Street, Boston, MA 02109
                    (Name and address of agent for service)


Registrant's telephone number, including area code:  (617) 742-7825


Date of fiscal year end:  September 30


Date of reporting period:  October 1, 2002 through September 30, 2003


Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget ("OMB") control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. ss. 3507.

ITEM 1. REPORTS TO SHAREOWNERS.


                                     PIONEER
                                -----------------
                                     MID CAP
                                     GROWTH
                                      FUND

                                     Annual
                                     Report

                                     9/30/03

                                     [LOGO]

Table of Contents
--------------------------------------------------------------------------------

Letter to Shareowners                              1

Portfolio Summary                                  2

Performance Update                                 3

Portfolio Management Discussion                    6

Schedule of Investments                            9

Financial Statements                              18

Notes to Financial Statements                     24

Report of Independent Auditors                    31

Results of Shareowner Meeting                     32

The Pioneer Family of Mutual Funds                34

Trustees, Officers and Service Providers          35

Programs and Services for Pioneer Shareowners     42

Retirement Plans from Pioneer                     44

Pioneer Mid Cap Growth Fund

--------------------------------------------------------------------------------
LETTER TO SHAREOWNERS 9/30/03
--------------------------------------------------------------------------------

Dear Shareowners,
--------------------------------------------------------------------------------
The stock market rally that began last spring extended into late summer as signs of an economic recovery accumulated. Gross domestic product, a tally of all goods and services produced in the United States, expanded, thanks to increased personal consumption, housing and business spending, low short-term interest rates and lower taxes on individuals. While broader market indicators managed small gains, the NASDAQ Composite rose sharply in the third quarter as investors sensed that companies might soon boost technology outlays. September's dip in consumer expectations linked to slow job creation, plus cutbacks in OPEC oil production, drove markets off their highest levels. Investors also kept an eye on the news, as U.S. troops came under daily fire in Iraq and tensions elsewhere remained.

As the economy appeared to strengthen, investors senior financial positions.who had sought safety in U.S. Treasury issues grew less risk-averse. As a result, corporate bonds moved broadly higher and the Treasury bond rally stalled. Some of the biggest gains were recorded among lower-rated, high-yield bonds whose issuers often depend on a strong economy to boost earnings. Bonds in emerging and developed markets also did well, as economies stabilized and currencies rose against the slumping U.S. dollar.

--------------------------------------------------------------------------------
Pioneer's new president

Osbert Hood was recently named Chief Executive Officer and President of Pioneer Investments U.S.A. Mr. Hood, formerly Pioneer's Chief Operating Officer and a key member of the senior management committee, joined Pioneer in 2000 from John Hancock Financial Services, where he had held "I am excited and honored to have the opportunity to lead Pioneer as it continues to grow," Mr. Hood said. "As CEO I look forward to furthering Pioneer's strategic goals, including developing new products that can meet the wider needs of investors and the advisers who serve them."
--------------------------------------------------------------------------------

Stocks and bonds, bonds and stocks Over the past few years, investor sentiment has swung from stocks to bonds and back again, from U.S. government securities to corporate and international issues. Each sector has spent time in the spotlight or back stage, delivering periods of stronger or weaker perfor mance relative to one another.

With sectors constantly moving in and out of favor, how can you increase your chances of holding investments that are performing well? By owning several kinds of securities, not just one or two. Through a process called asset allocation, you can create an investment mix that reflects your needs, taking into account such factors as your age, your financial goals and their timing, and, of course, your comfort level where risk is concerned.

Asset allocation is only one area in which a qualified investment professional can serve you well. Ask your advisor to review how shifting markets may have affected your asset allocation recently. And if you've never thought about asset allocation before, now is the best time to start.

Like everyone at Pioneer, I appreciate your continued confidence in our products and services.

Respectfully,

/s/ Osbert Hood

Osbert Hood, President and Chief Executive Officer
Pioneer Investment Management, Inc.

Any information in this shareholder report regarding market or economic trends or the factors influencing the Fund's historical or future performance are statements of the opinion of Fund management as of the date of this report. These statements should not be relied upon for any other purposes. Past performance is no guarantee of future results, and there is no guarantee that market forecasts discussed will be realized.

Pioneer Mid Cap Growth Fund

--------------------------------------------------------------------------------
PORTFOLIO SUMMARY 9/30/03
--------------------------------------------------------------------------------

Portfolio Diversification
--------------------------------------------------------------------------------
(As a percentage of total investment portfolio)

[Data below is represented by a pie chart in the original report]

        U.S. Common Stocks                              90.3%
        Temporary Cash Investments                       5.0%
        Exchange-Traded Funds                            4.3%
        Depositary Receipts for International Stocks     0.4%

 Sector Distribution
--------------------------------------------------------------------------------
(As a percentage of equity holdings)

[Data below is represented by a pie chart in the original report]

        Information Technology                          29.0%
        Health Care                                     21.9%
        Consumer Discretionary                          17.5%
        Financials                                       7.1%
        Energy                                           6.2%
        Industrials                                      6.1%
        Exchange-Traded Funds                            4.5%
        Materials                                        4.0%
        Consumer Staples                                 3.2%
        Telecommunication Services                       0.5%

 10 Largest Holdings
--------------------------------------------------------------------------------
(As a percentage of total investment in securities)*

--------------------------------------------------------------------------------
1. Nasdaq 100 Index Traded                6. Brinker International, Inc.   1.38%
   Fund                          2.76%
--------------------------------------------------------------------------------
2. Russell Midcap Growth Index            7. SPX Corp.                     1.34%
   Fund, iShares                 1.80%
--------------------------------------------------------------------------------
3. Symantec Corp.                1.58%    8. Biomet, Inc.                  1.34%
--------------------------------------------------------------------------------
4. International Game                     9. Sungard Data Systems, Inc.    1.29%
   Technology                    1.43%
--------------------------------------------------------------------------------
5. Zimmer Holdings, Inc.         1.41%   10. Biovail Corp., Intl.          1.27%
--------------------------------------------------------------------------------

*This list excludes money market and derivative instruments. Portfolio holdings will vary for other periods.

Pioneer Mid Cap Growth Fund

--------------------------------------------------------------------------------
PERFORMANCE UPDATE 9/30/03                           CLASS A SHARES
--------------------------------------------------------------------------------

Share Prices and Distributions
--------------------------------------------------------------------------------

Net Asset Value
per Share        9/30/03   9/30/02
                 $12.68    $9.65

                          Net
Distributions per Share   Investment   Short-Term      Long-Term
(10/1/02 - 9/30/03)       Income       Capital Gains   Capital Gains
                          $  -         $  -            $  -

Investment Returns
--------------------------------------------------------------------------------
The mountain chart on the right shows the change in value of a $10,000 investment made in Pioneer Mid Cap Growth Fund at public offering price, compared to that of the Russell Midcap Growth Index.

--------------------------------------------------------------------------------
Average Annual Total Returns
(As of September 30,2003)


              Net Asset    Public Offering
Period          Value           Price*
 10 Years       4.41%           3.80%
 5 Years        3.08%           1.86%
 1 Year        31.40%          23.83%

--------------------------------------------------------------------------------

All returns reflect investment of distributions at net asset value.

* Reflects deduction of the maximum 5.75% sales charge at the beginning of the period,

[Data below is represented by a mountain chart in the original report]

Value of $10,000 Investment


Date   Pioneer Mid Cap    Russell Midcap
        Growth Fund*        Growth Index
9/93     $9,425              $10,000
         $9,672              $10,242
9/95    $11,242              $13,281
        $12,210              $15,450
9/97    $14,817              $20,030
        $12,461              $18,152
9/99    $14,840              $24,905
        $22,249              $39,939
9/01    $13,292              $19,264
        $11,048              $16,278
9/03    $14,517              $22,609


The Fund adopted its current investment objective on February 1, 1996. Prior to that date, the Fund's objective was growth and income from a portfolio primarily of small-capitalization stocks.

The Russell Midcap Growth Index measures the performance of those companies in the Russell Midcap Index with higher price-to-book ratios and higher forecasted growth values. Index returns are calculated monthly, assume reinvestment of dividends and, unlike Fund returns, do not reflect any fees, expenses or sales charges. You cannot invest directly in the Index.

Past performance does not guarantee future results. Return and principal value fluctuate, and your shares, when redeemed, may be worth more or less than their original cost. The performance table and graph do not reflect the deduction of taxes that a shareowner would pay on Fund distributions or the redemption of Fund shares.

Pioneer Mid Cap Growth Fund

--------------------------------------------------------------------------------
PERFORMANCE UPDATE 9/30/03                           CLASS B SHARES
--------------------------------------------------------------------------------

Share Prices and Distributions
--------------------------------------------------------------------------------

Net Asset Value
per Share        9/30/03   9/30/02
                 $11.24    $8.66

                          Net
Distributions per Share   Investment   Short-Term      Long-Term
(10/1/02 - 9/30/03)       Income       Capital Gains   Capital Gains
                          $  -         $  -            $  -

Investment Returns
--------------------------------------------------------------------------------
The mountain chart on the right shows the change in value of a $10,000 investment made in Pioneer Mid Cap Growth Fund, compared to that of the Russell Midcap Growth Index.

      Average Annual Total Returns
       (As of September 30, 2003)

                   If           If
Period            Held      Redeemed*
Life-of-Class
(2/1/96)          2.40%       2.40%
5 Years           1.80        1.67
1 Year           29.79       25.79

--------------------------------------------------------------------------------
All returns reflect reinvestment of distributions at net asset value.

* Reflects deduction of the maximum applicable contingent deferred sales charge (CDSC) at the end of the period. The maximum CDSC of 4% declines to zero over six years.

[Data below is represented by a mountain chart in the original report]

Value of $10,000 Investment+


Date   Pioneer Mid Cap    Russell Midcap
        Growth Fund*        Growth Index
2/96    $10,000              $10,000
        $10,765              $10,812
9/97    $12,904              $14,017
        $10,728              $12,702
9/99    $12,634              $17,428
        $18,763              $27,949
9/01    $11,055              $13,481
         $9,049              $11,391
9/03    $11,745              $15,820

+ Index comparison begins 2/29/96. The Russell Midcap Growth Index measures the performance of those companies in the Russell Midcap Index with higher price-to-book ratios and higher forecasted growth values. Index returns are calculated monthly, assume reinvestment of dividends and, unlike Fund returns, do not reflect any fees, expenses or sales charges. You cannot invest directly in the Index.

     Past performance does not guarantee future results. Return and principal value fluctuate, and your shares, when redeemed, may be worth more or less than their original cost. The performance table and graph do not reflect the deduction of taxes that a shareowner would pay on Fund distributions or the redemption of Fund shares.

Pioneer Mid Cap Growth Fund

--------------------------------------------------------------------------------
PERFORMANCE UPDATE 9/30/03                           CLASS C SHARES
--------------------------------------------------------------------------------

Share Prices and Distributions
--------------------------------------------------------------------------------

Net Asset Value
per Share        9/30/03   9/30/02
                 $11.60    $8.96

                          Net
Distributions per Share   Investment   Short-Term      Long-Term
(10/1/02 - 9/30/03)       Income       Capital Gains   Capital Gains
                          $  -         $  -            $  -

Investment Returns
--------------------------------------------------------------------------------
The mountain chart on the right shows the change in value of a $10,000 investment made in Pioneer Mid Cap Growth Fund at public offering price, compared to that of the Russell Midcap Growth Index.

         Average Annual Total Returns
          (As of September 30, 2003)
                  Net Asset    Public Offering
Period             Value         Price/CDSC*
Life-of-Class
(2/1/96)           2.58%            2.45%
5 Years            1.81             1.61
1 Year            29.46            28.18

--------------------------------------------------------------------------------
All returns reflect reinvestment of distributions at net asset value.

* Reflects deduction of the 1% sales charge at the beginning of the period. The 1% contingent deferred sales charge (CDSC) applies to redemptions made within one year of purchase.

[Data below is represented by a mountain chart in the original report]

Value of $10,000 Investment+


Date   Pioneer Mid Cap    Russell Midcap
        Growth Fund*        Growth Index
2/96     $9,900              $10,000
        $10,686              $10,812
9/97    $12,937              $14,017
        $10,767              $12,702
9/99    $12,719              $17,428
        $18,901              $27,949
9/01    $11,139              $13,481
         $9,106              $11,391
9/03    $11,789              $15,820


+ Index comparison begins 2/29/96. The Russell Midcap Growth Index measures the performance of those companies in the Russell Midcap Index with higher price-to-book ratios and higher forecasted growth values. Index returns are calculated monthly, assume reinvestment of dividends and, unlike Fund returns, do not reflect any fees, expenses or sales charges. You cannot invest directly in the Index.

     Past performance does not guarantee future results. Return and principal value fluctuate, and your shares, when redeemed, may be worth more or less than their original cost. The performance table and graph do not reflect the deduction of taxes that a shareowner would pay on Fund distributions or the redemption of Fund shares.

Pioneer Mid Cap Growth Fund

--------------------------------------------------------------------------------
PORTFOLIO MANAGEMENT DISCUSSION 9/30/03
--------------------------------------------------------------------------------

Pioneer Mid Cap Growth Fund delivered strong returns during the fiscal year that ended on September 30, 2003. The early termination of major combat in Iraq combined with the strengthening U.S. economy to draw investors back to stocks. In the following discussion, portfolio manager Eric Weigel explains his strategies and details the decisions that contributed to the Fund's results.

Q: Please tell us about conditions in the market over the last 12 months.

A: The period began with the markets on edge over possible war with Iraq. After touching lows in October, stocks rallied briefly, then fell again as the economy seemed to stagnate and war grew inevitable. Once it became clear in March that initial combat operations would be short and that the economy was recovering, stocks rallied vigorously. As often happens coming out of a recession, sectors that had been driven down the most were among the leading performers.

Q: How did the Fund perform during this up-and-down period?

A: Pioneer Mid Cap Growth Fund's Class A, B and C shares had total returns of
   31.40%, 29.79% and 29.46%, respectively, at net asset value, for the 12 months ended September 30, 2003. The Russell Midcap Growth Index, the Fund's benchmark, had a return of 38.89% for the same period.

Q: Which of your decisions had the most impact, for better or worse?

A: Early in the period we chose to approach stocks conservatively because of uncertainty over the war's length and its possible economic impact. This cautious strategy restrained performance relative to our benchmark during the first part of the rally, as the sharpest gains occurred among speculative issues that do not fit our selection process. We became more aggressive once the end of major combat was in sight, and the Fund has since participated fully in the extended rally. As the economy picked up steam, consumer spending remained strong, and employment statistics and interest rates both appeared to be stabilizing.

Pioneer Mid Cap Growth Fund

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

Q: Which areas affected performance most?

A: By the end of the period, the economy seemed to be accelerating and investors were anticipating a revival of capital spending, especially on technology. Good stock selection made technology the Fund's best-performing sector despite our early underweight (compared to the Fund's benchmark) stance and our avoidance of speculative areas such as the Internet. Our investment style leads us to technology companies with attractive prospects for expanding earnings. Two examples are Lexar Media and Sandisk, makers of flash media for digital devices, which were strong contributors.

   We were overweight compared to the Fund's benchmark in the metals and mining sector, a decision that benefited performance. Growing demand for copper has pushed prices higher as world economies show signs of shaking off recent slumps. China in particular is importing large supplies of copper to build up its electric and communications infrastructures. Copper miners Phelps Dodge and Freeport McMoRan both rose sharply while Newmont Mining benefited from demand for gold, whose price tends to rise during periods of international stress.

Q: Which other areas had a positive impact on Fund results?

A: Health care in general was an area of strong performance for the Fund, with Johnson & Johnson's acquisition of Scios our most prominent success story. Zimmer Holdings and Biomet both moved higher, based on strong sales of orthopedic implants. And widespread pressure to constrain health care costs made generic drug makers another successful sector; Barr Laboratories, Mylan Laboratories and Alpharma all rose, thanks to increased demand for generic alternatives to costly brand-name drugs.

Q: Which areas produced disappointments?

A: We overweighted (relative to the Fund's benchmark) defense stocks in the belief that investors would see the expanding defense budget as a source of steady earnings growth. But investors preferred more glamorous sectors, and the huge federal deficit cast doubt on the government's ability to fund programs in the future. We reduced holdings in L3 Communications, a leading maker of electronic equipment for defense applications, when questions arose about the way the company accounts for acquisitions.

Pioneer Mid Cap Growth Fund
--------------------------------------------------------------------------------
PORTFOLIO MANAGEMENT DISCUSSION 9/30/03                           (continued)
--------------------------------------------------------------------------------

   Higher oil prices were not enough to attract investors to energy stocks despite prospects for stable and growing earnings. Energy issues that hurt performance included Devon Energy, which acquired Ocean Energy earlier this year. Investors questioned Devon's management skill as well its exploration strategy in the wake of some dry holes. We continue to hold Devon because of its low current valuation and our favorable view of its potential.

Q: What is your outlook for the economy and for mid-cap stocks?

A: With the economy expanding at its fastest rate in years, corporate earnings may be expected to follow. The weak dollar should help U.S. exporters, while tax cuts and low interest rates should benefit consumers as well as companies here. There is lots of investable cash available to support stocks if the news continues to favor equities. The argument can also be made that stocks are ahead of economic realities. But as a group, mid-cap stocks are still attractively valued compared to larger-capitalization issues, based on such measures as price-to-earnings and price-to-book.

   Although traditionally more volatile than large caps, mid-cap stocks appear poised to deliver faster earnings growth over the next few quarters. Furthermore, mid-caps have been ignored by Wall Street thus far in the rally, opening up opportunities for value-conscious investors like Pioneer.

Any information in this shareholder report regarding market or economic trends or the factors influencing the Fund's historical or future performance are statements of the opinion of Fund management as of the date of this report. These statements should not be relied upon for any other purposes. Past performance is no guarantee of future results, and there is no guarantee that market forecasts discussed will be realized.

Pioneer Mid Cap Growth Fund

--------------------------------------------------------------------------------
SCHEDULE OF INVESTMENTS 9/30/03
--------------------------------------------------------------------------------

   Shares                                                             Value
              COMMON STOCKS - 90.4%
              Energy - 5.9%
              Integrated Oil & Gas - 0.8%
  78,000      Murphy Oil Corp.                                   $  4,582,500
                                                                 ------------
              Oil & Gas Drilling - 2.3%
  90,100      BJ Services Co.*                                   $  3,078,717
  85,800      ENSCO International, Inc.                             2,301,156
 134,100      Patterson Energy, Inc.*                               3,630,087
  75,000      Tidewater, Inc.                                       2,122,500
 130,000      Varco International, Inc.*                            2,198,300
                                                                 ------------
                                                                 $ 13,330,760
                                                                 ------------
              Oil & Gas Exploration & Production - 2.8%
 105,559      Devon Energy Corp.                                 $  5,086,888
 156,300      Forest Oil Corp.*                                     3,743,385
 174,000      Pioneer Natural Resources Co.*                        4,430,040
 135,500      Suncor Energy, Inc.                                   2,513,525
                                                                 ------------
                                                                 $ 15,773,838
                                                                 ------------
              Total Energy                                       $ 33,687,098
                                                                 ------------
              Materials - 3.8%
              Commodity Chemicals - 0.5%
  47,500      Praxair, Inc.                                      $  2,942,625
                                                                 ------------
              Diversified Metals & Mining - 1.4%
 150,200      Freeport-McMoRan Copper & Gold, Inc. (Class B)     $  4,971,620
  69,100      Phelps Dodge Corp.*                                   3,233,880
                                                                 ------------
                                                                 $  8,205,500
                                                                 ------------
              Metal & Glass Containers - 0.6%
  65,000      Ball Corp.                                         $  3,510,000
                                                                 ------------
              Precious Metals & Minerals - 0.7%
  99,700      Newmont Mining Corp.                               $  3,897,273
                                                                 ------------
              Specialty Chemicals - 0.6%
  69,000      Valspar Corp.                                      $  3,218,850
                                                                 ------------
              Total Materials                                    $ 21,774,248
                                                                 ------------
              Capital Goods - 3.4%
              Electrical Components & Equipment - 0.3%
 101,500      American Power Conversion Corp.                    $  1,739,710
                                                                 ------------

   The accompanying notes are an integral part of these financial statements.

Pioneer Mid Cap Growth Fund

--------------------------------------------------------------------------------
SCHEDULE OF INVESTMENTS 9/30/03                                   (continued)
--------------------------------------------------------------------------------

   Shares                                                             Value
              Industrial Conglomerates - 1.8%
  73,800      American Standard Companies, Inc.*                 $  6,217,650
  66,100      ITT Industries, Inc.                                  3,955,424
                                                                 ------------
                                                                 $ 10,173,074
                                                                 ------------
              Industrial Machinery - 1.3%
 160,700      SPX Corp.*                                         $  7,276,496
                                                                 ------------
              Total Capital Goods                                $ 19,189,280
                                                                 ------------
              Commercial Services & Supplies - 1.4%
              Data Processing Services - 0.1%
  21,400      Equifax, Inc.                                      $    476,578
                                                                 ------------
              Diversified Commercial Services - 1.3%
  35,279      Apollo Group, Inc.*                                $  2,329,472
 118,500      H & R Block, Inc.                                     5,113,275
                                                                 ------------
                                                                 $  7,442,747
                                                                 ------------
              Total Commercial Services & Supplies               $  7,919,325
                                                                 ------------
              Transportation - 1.1%
              Airlines - 0.3%
 125,000      Delta Air Lines, Inc.                              $  1,662,500
                                                                 ------------
              Railroads - 0.8%
  84,400      Canadian National Railway Co.                      $  4,390,488
                                                                 ------------
              Total Transportation                               $  6,052,988
                                                                 ------------
              Automobiles & Components - 0.7%
              Auto Parts & Equipment - 0.7%
  60,800      Borg-Warner Automotive, Inc.                       $  4,125,280
                                                                 ------------
              Total Automobiles & Components                     $  4,125,280
                                                                 ------------
              Consumer Durables & Apparel - 2.2%
              Apparel, Accessories & Luxury Goods - 1.3%
  62,500      Abercrombie & Fitch Co.*                           $  1,731,875
 282,900      TJX Companies, Inc.                                   5,493,918
                                                                 ------------
                                                                 $  7,225,793
                                                                 ------------
              Leisure Products - 0.9%
 280,000      Mattel, Inc.                                       $  5,308,800
                                                                 ------------
              Total Consumer Durables & Apparel                  $ 12,534,593
                                                                 ------------

   The accompanying notes are an integral part of these financial statements.

                           Pioneer Mid Cap Growth Fund

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

   Shares                                                             Value
              Hotels, Restaurants & Leisure - 7.1%
              Casinos & Gaming - 3.4%
 156,300      GTECH Holdings Corp.                               $  6,697,455
  53,800      Harrah's Entertainment Inc.                           2,265,518
 275,400      International Game Technology                         7,752,510
 289,700      Park Place Entertainment Corp.*                       2,610,197
                                                                 ------------
                                                                 $ 19,325,680
                                                                 ------------
              Restaurants - 3.7%
  86,142      Bob Evans Farms                                    $  2,300,853
 224,100      Brinker International, Inc.*                          7,475,976
 218,300      Starbucks Corp.*                                      6,287,040
 172,300      Yum! Brands, Inc.*                                    5,103,526
                                                                 ------------
                                                                 $ 21,167,395
                                                                 ------------
              Total Hotels, Restaurants & Leisure                $ 40,493,075
                                                                 ------------
              Retailing - 6.5%
              Apparel Retail - 2.7%
 196,500      Jones Apparel Group, Inc.                          $  5,881,245
 107,700      Liz Claiborne, Inc.                                   3,667,185
  81,200      Ross Stores, Inc.                                     3,764,432
 194,100      Tommy Hilfiger Corp.*                                 2,311,731
                                                                 ------------
                                                                 $ 15,624,593
                                                                 ------------
              Computer & Electronics Retail - 0.4%
  73,000      Radioshack Corp.                                   $  2,073,930
                                                                 ------------
              General Merchandise Stores - 1.4%
  86,400      Dollar Tree Stores, Inc.*                          $  2,894,400
 132,700      Family Dollar Stores, Inc.                            5,293,403
                                                                 ------------
                                                                 $  8,187,803
                                                                 ------------
              Specialty Stores - 2.0%
  96,900      Bed Bath & Beyond, Inc.*                           $  3,699,642
  62,900      Michaels Stores, Inc.                                 2,563,804
 215,800      Staples, Inc.*                                        5,125,250
                                                                 ------------
                                                                 $ 11,388,696
                                                                 ------------
              Total Retailing                                    $ 37,275,022
                                                                 ------------

   The accompanying notes are an integral part of these financial statements.

Pioneer Mid Cap Growth Fund

--------------------------------------------------------------------------------
SCHEDULE OF INVESTMENTS 9/30/03                                   (continued)
--------------------------------------------------------------------------------

   Shares                                                             Value
              Food & Drug Retailing - 2.6%
              Food Distributors - 1.6%
  47,799      Amerisourcebergen Corp.                            $  2,583,536
 141,600      McKesson HBOC, Inc.                                   4,713,864
  86,200      Supervalue, Inc.                                      2,056,732
                                                                 ------------
                                                                 $  9,354,132
                                                                 ------------
              Food Retail - 1.0%
 211,300      McCormick & Co, Inc.                               $  5,793,846
                                                                 ------------
              Total Food & Drug Retailing                        $ 15,147,978
                                                                 ------------
              Household & Personal Products - 0.3%
              Household Products - 0.3%
  59,700      Estee Lauder Co.                                   $  2,035,770
                                                                 ------------
              Total Household & Personal Products                $  2,035,770
                                                                 ------------
              Health Care Equipment & Services - 13.5%
              Health Care Distributors - 2.1%
  66,700      Allergan, Inc.                                     $  5,251,291
 185,300      Biovail Corp., Intl.*                                 6,883,895
                                                                 ------------
                                                                 $ 12,135,186
                                                                 ------------
              Health Care Equipment - 4.9%
 148,600      Baxter International, Inc.                         $  4,318,316
 216,000      Biomet, Inc.                                          7,259,760
  80,500      St. Jude Medical, Inc.*                               4,328,485
  59,500      Stryker Corp.                                         4,480,945
 138,700      Zimmer Holdings, Inc.*                                7,642,370
                                                                 ------------
                                                                 $ 28,029,876
                                                                 ------------
              Health Care Facilities - 1.0%
  99,000      DaVita, Inc.*                                      $  3,151,170
 120,100      Health Management Associates, Inc.                    2,619,381
                                                                 ------------
                                                                 $  5,770,551
                                                                 ------------
              Health Care Services - 3.3%
 112,500      Apria Healthcare Group, Inc.*                      $  3,080,250
  45,700      Express Scripts, Inc.*                                2,794,555
 142,465      IMS Health, Inc.                                      3,006,012
 109,000      Lincare Holdings, Inc.*                               3,994,850
  61,500      Pediatrix Medical Group, Inc.*                        2,832,075
  47,900      Quest Diagnostics, Inc.*                              2,904,656
                                                                 ------------
                                                                 $ 18,612,398
                                                                 ------------

   The accompanying notes are an integral part of these financial statements.

                           Pioneer Mid Cap Growth Fund

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

   Shares                                                             Value
              Health Care Supplies - 0.4%
  73,900      Charles River Laboratories International, Inc.*    $  2,267,991
                                                                 ------------
              Managed Health Care - 1.8%
  76,400      Anthem, Inc.*                                      $  5,449,612
  62,400      Wellpoint Health Networks, Inc.*                      4,809,792
                                                                 ------------
                                                                 $ 10,259,404
                                                                 ------------
              Total Health Care Equipment & Services             $ 77,075,406
                                                                 ------------
              Pharmaceuticals & Biotechnology - 7.3%
              Biotechnology - 4.3%
  98,700      Biogen, Inc.*                                      $  3,773,301
  82,100      Celgene Corp.*                                        3,557,393
 191,900      Cubist Pharmaceuticals, Inc.*                         2,070,601
  41,700      Gilead Sciences, Inc.*                                2,332,281
 118,500      Human Genome Sciences, Inc.*                          1,618,710
 107,300      IDEC Pharmaceuticals Corp.*                           3,556,995
  44,600      Invitrogen Corp.*                                     2,586,354
 149,500      MedImmune, Inc.*                                      4,934,995
                                                                 ------------
                                                                 $ 24,430,630
                                                                 ------------
              Pharmaceuticals - 3.0%
  58,900      Barr Laboratorie, Inc.*                            $  4,017,569
 163,450      IVAX Corp.*                                           3,203,620
 104,900      Mylan Laboratories, Inc.                              4,054,385
 136,200      Sepracor, Inc.*                                       3,750,948
  49,400      Watson Pharmaceuticals, Inc.*                         2,059,486
                                                                 ------------
                                                                 $ 17,086,008
                                                                 ------------
              Total Pharmaceuticals & Biotechnology              $ 41,516,638
                                                                 ------------
              Banks - 2.4%
              Regional Banks - 1.6%
  93,200      North Fork Bancorporation, Inc.                    $  3,238,700
  73,100      Synovus Financial Corp.                               1,826,769
  87,000      TCF Financial Corp.                                   4,171,650
                                                                 ------------
                                                                 $  9,237,119
                                                                 ------------
              Thrifts & Mortgage Finance - 0.8%
  76,500      The PMI Group, Inc.                                $  2,581,875
  43,100      Radian Group, Inc.                                    1,913,640
                                                                 ------------
                                                                 $  4,495,515
                                                                 ------------
              Total Banks                                        $ 13,732,634
                                                                 ------------

   The accompanying notes are an integral part of these financial statements.

Pioneer Mid Cap Growth Fund

--------------------------------------------------------------------------------
SCHEDULE OF INVESTMENTS 9/30/03                                   (continued)
--------------------------------------------------------------------------------


   Shares                                                             Value
              Diversified Financials - 2.0%
              Asset Management & Custody Banks - 0.6%
  50,400      Legg Mason Inc.                                    $  3,638,880
                                                                 ------------
              Consumer Finance - 0.4%
  62,400      SLM Corp.                                          $  2,431,104
                                                                 ------------
              Specialized Finance - 1.0%
 100,700      Moody's Corp.                                      $  5,535,479
                                                                 ------------
              Total Diversified Financials                       $ 11,605,463
                                                                 ------------
              Insurance - 2.3%
              Insurance Brokers - 1.0%
 104,700      Platinum Underwriter Holdings Ltd.                 $  2,942,070
  89,500      Willis Group Holdings Ltd.                            2,752,125
                                                                 ------------
                                                                 $  5,694,195
                                                                 ------------
              Property & Casualty Insurance - 1.3%
  58,075      MBIA, Inc.                                         $  3,192,383
 133,100      Old Republic International Corp.                      4,404,279
                                                                 ------------
                                                                 $  7,596,662
                                                                 ------------
              Total Insurance                                    $ 13,290,857
                                                                 ------------
              Software & Services - 13.7%
              Application Software - 5.9%
 131,400      Adobe Systems, Inc.                                $  5,158,764
 253,200      Cadence Design System, Inc.*                          3,392,880
 139,493      Intuit, Inc.*                                         6,729,142
 201,800      Synopsys, Inc.*                                       6,209,386
 136,000      Symantec Corp.+*                                      8,570,720
  80,700      Verint Systems, Inc.*                                 1,726,980
  62,566      Veritas Software Corp.*                               1,964,572
                                                                 ------------
                                                                 $ 33,752,444
                                                                 ------------
              Data Processing & Outsourced Services - 4.6%
 117,900      Affiliated Computer Services, Inc.*                $  5,740,551
 404,900      Concord EFS, Inc.*                                    5,534,983
 141,100      DST Systems, Inc.*                                    5,305,360
  80,000      Fiserv, Inc.*                                         2,898,400
 265,100      SunGard Data Systems, Inc.*                           6,974,781
                                                                 ------------
                                                                 $ 26,454,075
                                                                 ------------

   The accompanying notes are an integral part of these financial statements.

                           Pioneer Mid Cap Growth Fund

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

   Shares                                                             Value
              Home Entertainment Software - 2.2%
  66,200      Electronic Arts, Inc.*                             $  6,105,626
 187,132      Take-Two Interactive Software, Inc.*                  6,394,300
                                                                 ------------
                                                                 $ 12,499,926
                                                                 ------------
              IT Consulting & Other Services - 0.5%
  80,649      Cognizant Technology Solutions Corp.*              $  2,941,269
                                                                 ------------
              Systems Software - 0.5%
 225,500      Netiq Corp.*                                       $  2,692,470
                                                                 ------------
              Total Software & Services                          $ 78,340,184
                                                                 ------------
              Technology Hardware & Development - 7.2%
              Networking Equipment - 0.5%
 130,000      Network Appliance Inc.*                            $  2,668,900
                                                                 ------------
              Communications Equipment - 1.8%
 277,315      Ciena Corp.*                                       $  1,638,932
 143,200      L-3 Communications Holdings, Inc.*                    6,193,400
 152,500      Nokia Corp. (A.D.R.)                                  2,379,000
                                                                 ------------
                                                                 $ 10,211,332
                                                                 ------------
              Computer Storage & Peripherals - 2.8%
 243,200      Lexar Media, Inc.*                                 $  4,144,128
  90,400      Lexmark International Group, Inc.*                    5,696,104
 799,000      Quantum Corp. - DLT & Storage Systems*                2,460,920
  58,800      Sandisk Corp.*                                        3,747,912
                                                                 ------------
                                                                 $ 16,049,064
                                                                 ------------
              Electronic Equipment & Instruments - 1.4%
 118,400      Flextronics International, Ltd.*                   $  1,678,912
  54,400      W.W. Grainger, Inc.                                   2,586,720
 137,300      Waters Corp.*                                         3,766,139
                                                                 ------------
                                                                 $  8,031,771
                                                                 ------------
              Electronic Manufacturing Services - 0.3%
 168,000      Sanmina-SCI Corp.*                                 $  1,629,600
                                                                 ------------
              Technology Distributors - 0.4%
  74,400      Technology Data Corp.*                             $  2,295,240
                                                                 ------------
              Total Technology Hardware & Development            $ 40,885,907
                                                                 ------------

   The accompanying notes are an integral part of these financial statements.

Pioneer Mid Cap Growth Fund

--------------------------------------------------------------------------------
SCHEDULE OF INVESTMENTS 9/30/03                                   (continued)
--------------------------------------------------------------------------------

   Shares                                                             Value
              Semiconductors - 6.5%
              Semiconductor Equipment - 3.5%
 129,400      Brooks Automation, Inc.*                           $  2,704,460
 244,300      Credence Systems Corp.*                               2,809,450
  51,500      Cymer, Inc.*                                          2,121,800
  69,600      DuPont Photomasks, Inc.*                              1,580,616
  93,100      KLA-Tencor Corp.*                                     4,785,340
 144,700      Lam Research Corp.*                                   3,205,105
  80,800      Novellus Systems, Inc.*                               2,727,000
                                                                 ------------
                                                                 $ 19,933,771
                                                                 ------------
              Semiconductors - 3.0%
  65,000      Analog Devices, Inc.*                              $  2,471,300
 477,200      Applied Micro Circuits Corp.*                         2,323,964
  96,900      Cypress Semiconductor Corp.*                          1,713,192
  80,000      Intersil Holding Corp.*                               1,904,000
 111,600      Microchip Technology                                  2,671,704
 209,400      Micron Technology, Inc.*                              2,810,148
 100,000      Semtech Corp.*                                        1,846,000
 184,200      Skyworks Solutions, Inc.*                             1,676,220
                                                                 ------------
                                                                 $ 17,416,528
                                                                 ------------
              Total Semiconductors                               $ 37,350,299
                                                                 ------------
              Telecommunication Services - 0.5%
              Integrated Telecommunication Services - 0.5%
  47,400      Telephone and Data Systems, Inc.                   $  2,679,996
                                                                 ------------
              Total Telecommunication Services                   $  2,679,996
                                                                 ------------
              TOTAL COMMON STOCKS
              (Cost $426,748,955)                                $516,712,041
                                                                 ------------
              EXCHANGE TRADED FUNDS - 4.3%
 461,200      Nasdaq 100 Index Traded Fund*                      $ 14,951,095
 147,700      Russell Midcap Growth Index Fund, iShares             9,724,568
                                                                 ------------
              TOTAL EXCHANGE TRADED FUNDS
              (Cost $18,512,307)                                 $ 24,675,663
                                                                 ------------

   The accompanying notes are an integral part of these financial statements.

Pioneer Mid Cap Growth Fund

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

   Principal
    Amount                                                            Value
               TEMPORARY CASH INVESTMENT - 4.9%
               Repurchase Agreement - 4.9%
$28,200,000    UBS, 0.70%, dated 9/30/03, repurchase price of
               $28,200,000 plus accrued interest on 10/1/03
               collateralized by $24,138,000 U.S. Treasury
               Bonds, 1.50%, 2/28/05 and $4,206,000 U.S.
               Treasury Notes, 7.875%, 11/15/04                  $ 28,200,000
                                                                 ------------
               TOTAL TEMPORARY CASH INVESTMENT
               (Cost $28,200,000)                                $ 28,200,000
                                                                 ------------
               TOTAL INVESTMENT IN SECURITIES - 99.6%
               (Cost $473,461,262) (a)(b)(c)                     $569,587,704
                                                                 ------------
               OTHER ASSETS AND LIABILITIES - 0.4%               $  2,227,541
                                                                 ------------
               TOTAL NET ASSETS - 100.0%                         $571,815,245
                                                                 ------------

   *  Non-income producing security.

(A.D.R.) American Depositary Receipt

(a) At September 30, 2003, the net unrealized gain on investments based on cost for federal income tax purposes of $473,814,522 was as follows:

    Aggregate gross unrealized gain for all investments in which there
    is an excess of value over tax cost                                            $112,741,631

    Aggregate gross unrealized loss for all investments in which there
    is an excess of tax cost over value                                             (16,968,449)
                                                                                   ------------
  Net unrealized gain                                                               $95,773,182
                                                                                   ------------
(b) At September 30, 2003, the Fund had a net capital loss carryforward of
    $136,940,380, of which, $2,193,301 will expire in 2009, $26,831,229 will expire in 2010 and $107,915,850 will expire in 2011, if not utilized.

(c) The Fund elected to defer approximately $20,780,414 of capital losses recognized between November 1, 2002 and September 30, 2003 to its fiscal year ending September 30, 2004.

 + At September 30, 2003, the following security has been pledged to cover margin requirements for open futures contracts:

   Shares     Security            Market Value
  120,500     Symantec Corp.     $7,593,910


Purchases and sales of securities (excluding temporary cash investments) for the year ended September 30, 2003 aggregated $239,446,482 and $237,936,642, respectively.

   The accompanying notes are an integral part of these financial statements.

Pioneer Mid Cap Growth Fund

--------------------------------------------------------------------------------
STATEMENT OF ASSETS AND LIABILITIES 9/30/03
--------------------------------------------------------------------------------

ASSETS:
  Investment in securities, at value (Cost $473,461,262)         $569,587,704
  Cash                                                                  2,572
  Receivables -
   Investment securities sold                                       8,625,839
   Fund shares sold                                                   219,909
   Dividends and interest                                             163,808
  Other                                                                25,685
                                                                 ------------
    Total assets                                                 $578,625,517
                                                                 ------------
LIABILITIES:
  Payables -
   Investments purchased                                         $  5,300,723
   Fund shares repurchased                                            298,571
   Variation margin                                                   528,000
  Due to affiliates                                                   508,748
  Accrued expenses                                                    174,230
                                                                 ------------
    Total liabilities                                            $  6,810,272
                                                                 ------------

NET ASSETS:
  Paid-in capital                                                $633,761,848
  Accumulated net realized loss on investments
   and futures contracts                                         (157,225,816)
  Net unrealized gain on investments                               96,126,442
  Net unrealized loss on futures contracts                           (847,229)
                                                                 ------------
    Total net assets                                             $571,815,245
                                                                 ------------

NET ASSET VALUE PER SHARE:
(Unlimited number of shares authorized)
  Class A (based on $522,268,617/41,189,558 shares)              $      12.68
                                                                 ------------
  Class B (based on $31,391,657/2,793,058 shares)                $      11.24
                                                                 ------------
  Class C (based on $18,154,971/1,565,390 shares)                $      11.60
                                                                 ------------
MAXIMUM OFFERING PRICE:
  Class A ($12.68 [divided by] 94.25%)                           $      13.45
                                                                 ------------
  Class C ($11.60 [divided by] 99.00%)                           $      11.72
                                                                 ------------

   The accompanying notes are an integral part of these financial statements.

Pioneer Mid Cap Growth Fund
STATEMENT OF OPERATIONS
For the Year Ended 9/30/03


INVESTMENT INCOME:
  Dividends (net of foreign taxes withheld of $11,764)        $   2,006,207
  Interest                                                          516,200
  Income from securities loaned, net                                  5,832
                                                              -------------
    Total investment income                                                    $   2,528,239
                                                                               -------------
EXPENSES:
  Management fees
   Basic fee                                                  $   3,091,854
   Performance adjustment                                          (989,393)
  Transfer agent fees
   Class A                                                        1,117,095
   Class B                                                          195,600
   Class C                                                           68,340
  Distribution fees
   Class A                                                        1,014,242
   Class B                                                          245,773
   Class C                                                           91,003
  Administrative fees                                               122,293
  Custodian fees                                                     46,829
  Professional fees                                                  47,969
  Registration fees                                                  33,996
  Printing                                                          103,276
  Fees and expenses of nonaffiliated trustees                        19,084
  Miscellaneous                                                      23,933
                                                              -------------
    Total expenses                                                             $   5,231,894
    Less fees paid indirectly                                                        (16,446)
                                                                               -------------
    Net expenses                                                               $   5,215,448
                                                                               -------------
    Net investment loss                                                        $  (2,687,209)
                                                                               -------------
REALIZED AND UNREALIZED GAIN (LOSS) ON
 INVESTMENTS AND FUTURES CONTRACTS:
  Net realized gain (loss) from:
   Investments                                                $ (45,172,677)
   Futures contracts                                              3,681,137    $ (41,491,540)
                                                              -------------    -------------
  Change in net unrealized gain (loss) on
   investments from
    Investments                                               $ 178,280,119
    Futures contracts                                               372,343    $ 178,652,462
                                                              -------------    -------------
     Net gain on investments and futures contracts                             $ 137,160,922
                                                                               -------------
     Net increase in net assets resulting from operations                      $ 134,473,713
                                                                               -------------

   The accompanying notes are an integral part of these financial statements.

Pioneer Mid Cap Growth Fund

--------------------------------------------------------------------------------
STATEMENTS OF CHANGES IN NET ASSETS
--------------------------------------------------------------------------------

For the Years Ended 9/30/03 and 9/30/02, Respectively

                                                              Year Ended          Year Ended
                                                                9/30/03             9/30/02
FROM OPERATIONS:
Net investment loss                                        $ (2,687,209)      $  (3,367,748)
Net realized loss on investments and futures contracts      (41,491,540)        (98,282,320)
Change in net unrealized gain (loss) on investments
  and futures contracts                                     178,652,462          13,053,282
                                                           -------------      -------------
  Net increase (decrease) in net assets resulting
    from operations                                        $134,473,713       $ (88,596,786)
                                                           -------------      -------------
FROM FUND SHARE TRANSACTIONS:
Net proceeds from sale of shares                           $120,986,421       $ 159,483,357
Cost of shares repurchased                                 (136,990,163)       (222,395,158)
                                                           -------------      -------------
  Net decrease in net assets resulting from Fund
    share transactions                                     $(16,003,742)      $ (62,911,801)
                                                           -------------      -------------
  Net increase (decrease) in net assets                    $118,469,971       $(151,508,587)
NET ASSETS:
Beginning of year                                           453,345,274         604,853,861
                                                           -------------      -------------
End of year                                                $571,815,245       $ 453,345,274
                                                           -------------      -------------

                                '03 Shares        '03 Amount       '02 Shares        '02 Amount
CLASS A
Shares sold                       7,898,793    $   84,222,738       10,188,500    $  133,403,614
Less shares repurchased         (10,724,595)     (112,836,129)     (15,179,572)     (195,701,907)
                                -----------    --------------      -----------    --------------
   Net decrease                  (2,825,802)   $  (28,613,391)      (4,991,072)   $  (62,298,293)
                                -----------    --------------      -----------    --------------
CLASS B
Shares sold                       1,380,824    $   14,042,945        1,476,686    $   18,174,422
Less shares repurchased          (1,008,122)       (9,967,891)      (1,905,525)      (22,249,617)
                                -----------    --------------      -----------    --------------
   Net increase (decrease)          372,702    $    4,075,054         (428,839)   $   (4,075,195)
                                -----------    --------------      -----------    --------------
CLASS C
Shares sold                       2,172,446    $   22,720,738          713,266    $    7,905,321
Less shares repurchased          (1,473,667)      (14,186,143)        (361,354)       (4,443,634)
                                -----------    --------------      -----------    --------------
   Net increase                     698,779    $    8,534,595          351,912    $    3,461,687
                                -----------    --------------      -----------    --------------

   The accompanying notes are an integral part of these financial statements.


Pioneer Mid Cap Growth Fund

------------------------------------------------------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS
------------------------------------------------------------------------------------------------------------------------------

                                                           Year Ended    Year Ended    Year Ended     Year Ended    Year Ended
CLASS A                                                     9/30/03       9/30/02       9/30/01        9/30/00        9/30/99
Net asset value, beginning of period                       $   9.65      $  11.61      $  23.15      $    18.08     $  16.53
                                                            -------      --------      --------      ----------     --------
Increase (decrease) from investment operations:
 Net investment loss                                       $  (0.05)     $  (0.06)     $  (0.03)     $    (0.06)    $  (0.05)
 Net realized and unrealized gain (loss) on investments
  and futures contracts                                        3.08         (1.90)        (8.39)           8.22         3.05
                                                            -------      --------      --------      ----------     --------
  Net increase (decrease) from investment operations       $   3.03      $  (1.96)     $  (8.42)     $     8.16     $   3.00
Distributions to shareowners:
 Net realized gain                                                -             -         (3.12)          (3.09)       (1.45)
                                                            -------      --------      --------      ----------     --------
Net increase (decrease) in net asset value                 $   3.03      $  (1.96)     $ (11.54)     $     5.07     $   1.55
                                                            -------      --------      --------      ----------     --------
Net asset value, end of period                             $  12.68      $   9.65      $  11.61      $    23.15     $  18.08
                                                            -------      --------      --------      ----------     --------
Total return*                                                 31.40%       (16.88)%      (40.26)%         49.93%       19.09%
Ratio of net expenses to average net assets+                   0.97%         0.94%         0.87%           0.86%        0.88%
Ratio of net investment loss to average net assets+           (0.46)%       (0.45)%       (0.23)%         (0.30)%      (0.27)%
Portfolio turnover rate                                          52%           48%           65%             81%         150%
Net assets, end of period (in thousands)                   $522,269      $424,613      $569,070      $1,054,081     $739,427
Ratios with reduction for fees paid indirectly:
 Net expenses                                                  0.96%         0.93%         0.85%           0.84%        0.86%
 Net investment loss                                          (0.45)%       (0.44)%       (0.21)%         (0.28)%      (0.25)%

* Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions, the complete redemption of the investment at net asset value at the end of each period and no sales charges. Total return would be reduced if sales charges were taken into account.
+  Ratios with no reduction for fees paid indirectly.

   The accompanying notes are an integral part of these financial statements.


Pioneer Mid Cap Growth Fund

-------------------------------------------------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS
-------------------------------------------------------------------------------------------------------------------------

                                                          Year Ended   Year Ended   Year Ended   Year Ended   Year Ended
CLASS B                                                     9/30/03      9/30/02      9/30/01      9/30/00      9/30/99
Net asset value, beginning of period                       $  8.66      $  10.58     $  21.68     $ 17.24      $ 15.99
                                                           -------      --------     --------     -------      -------
Increase (decrease) from investment operations:
 Net investment loss                                       $ (0.16)     $  (0.25)    $  (0.22)    $ (0.26)     $ (0.10)
 Net realized and unrealized gain (loss) on investments
  and futures contracts                                       2.74         (1.67)       (7.76)       7.79         2.80
                                                           -------      --------     --------     -------      -------
  Net increase (decrease) from investment operations       $  2.58      $  (1.92)    $  (7.98)    $  7.53      $  2.70
Distributions to shareowners:
 Net realized gain                                               -             -        (3.12)      (3.09)       (1.45)
                                                           -------      --------     --------     -------      -------
Net increase (decrease) in net asset value                 $  2.58      $  (1.92)    $ (11.10)    $  4.44      $  1.25
                                                           -------      --------     --------     -------      -------
Net asset value, end of period                             $ 11.24      $   8.66     $  10.58     $ 21.68      $ 17.24
                                                           -------      --------     --------     -------      -------
Total return*                                                29.79%       (18.15)%     (41.08)%     48.51%       17.76%
Ratio of net expenses to average net assets+                  2.30%         2.31%        2.01%       1.85%        1.91%
Ratio of net investment loss to average net assets+          (1.79)%       (1.83)%      (1.35)%     (1.28)%      (1.31)%
Portfolio turnover rate                                         52%           48%          65%         81%         150%
Net assets, end of period (in thousands)                   $31,392      $ 20,970     $ 30,143     $73,968      $10,699
Ratios with reduction for fees paid indirectly:
 Net expenses                                                 2.29%         2.29%        1.99%       1.83%        1.89%
 Net investment loss                                         (1.78)%       (1.81)%      (1.33)%     (1.26)%      (1.29)%

* Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions, the complete redemption of the investment at net asset value at the end of each period and no sales charges. Total return would be reduced if sales charges were taken into account.

+ Ratios with no reduction for fees paid indirectly.

   The accompanying notes are an integral part of these financial statements.


Pioneer Mid Cap Growth Fund

-----------------------------------------------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS
-----------------------------------------------------------------------------------------------------------------------

                                                        Year Ended   Year Ended   Year Ended   Year Ended   Year Ended
CLASS C                                                   9/30/03      9/30/02      9/30/01      9/30/00      9/30/99
Net asset value, beginning of year                       $  8.96      $  10.96     $  22.32     $ 17.66      $ 16.30
                                                         -------      --------     --------     -------      -------
Increase (decrease) from investment operations:
 Net investment loss                                     $ (0.10)     $  (0.16)    $  (0.22)    $ (0.01)     $ (0.07)
 Net realized and unrealized gain on investments and
  futures contracts                                         2.74         (1.84)       (8.02)       7.76         2.88
                                                         -------      --------     --------     -------      -------
  Net increase (decrease) from investment operations     $  2.64      $  (2.00)    $  (8.24)    $  7.75      $  2.81
Distributions to shareowners:
 Net realized gain                                             -             -        (3.12)      (3.09)       (1.45)
                                                         -------      --------     --------     -------      -------
Net increase (decrease) in net asset value               $  2.64      $  (2.00)    $ (11.36)    $  4.66      $  1.36
                                                         -------      --------     --------     -------      -------
Net asset value, end of year                             $ 11.60      $   8.96     $  10.96     $ 22.32      $ 17.66
                                                         -------      --------     --------     -------      -------
Total return*                                              29.46%       (18.25)%     (41.07)%     48.61%       18.13%
Ratio of net expenses to average net assets+                2.26%         2.56%        2.18%       1.88%        1.86%
Ratio of net investment loss to average net assets+        (1.75)%       (2.08)%      (1.53)%     (1.32)%      (1.26)%
Portfolio turnover rate                                       52%           48%          65%         81%         150%
Net assets, end of year (in thousands)                   $18,155      $  7,762     $  5,641     $11,414      $ 3,005
Ratios with reduction for fees paid indirectly:
 Net expenses                                               2.25%         2.50%        2.13%       1.86%        1.82%
 Net investment loss                                       (1.74)%       (2.02)%      (1.48)%     (1.30)%      (1.22)%

* Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions, the complete redemption of the investment at net asset value at the end of each period and no sales charges. Total return would be reduced if sales charges were taken into account.

+ Ratios with no reduction for fees paid indirectly.

   The accompanying notes are an integral part of these financial statements.

Pioneer Mid Cap Growth Fund

--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS 9/30/03
--------------------------------------------------------------------------------

1. Organization and Significant Accounting Policies

Pioneer Mid Cap Growth Fund (the Fund) is a Delaware statutory trust registered under the Investment Company Act of 1940 as a diversified, open-end management investment company. The investment objective of the Fund is to seek capital growth.

The Fund offers three classes of shares - Class A, Class B and Class C shares. Shares of Class A, Class B and Class C each represent an interest in the same portfolio of investments of the Fund and have equal rights to voting, redemptions, dividends and liquidation, except that each class of shares can bear different transfer agent and distribution fees and have exclusive voting rights with respect to the distribution plans that have been adopted by Class A, Class B and Class C shareowners, respectively.

The Fund's financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America that require the management of the Fund to, among other things, make estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of income, expenses and gains and losses on investments during the reporting year. Actual results could differ from those estimates. The following is a summary of significant accounting policies consistently followed by the Fund, which are in conformity with those generally accepted in the investment company industry:

A. Security Valuation

   Security transactions are recorded as of trade date. The net asset value is computed once daily, on each day the New York Stock Exchange is open, as of the close of the regular trading on the Exchange. In computing the net asset value, securities are valued at the last sale price on the principal exchange where they are traded. Securities that have not traded on the date of valuation, or securities for which sale prices are not generally reported, are valued at the mean between the last bid and asked prices. Securities for which market quotations are not readily available are valued at their fair values as determined by, or under the direction of, the Board of Trustees. Dividend income is recorded on the ex-dividend date except that certain dividends from foreign securities where

Pioneer Mid Cap Growth Fund

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

   the ex-dividend date may have passed are recorded as soon as the Fund becomes aware of the ex-dividend data in the exercise of reasonable diligence. Interest income, including interest on income bearing cash accounts, is recorded on the accrual basis. Temporary cash investments are valued at amortized cost.

   Gains and losses on sales of investments are calculated on the identified cost method for both financial reporting and federal income tax purposes.

B. Futures Contracts

   The Fund may enter into futures transactions to hedge against changes in interest rates, securities prices, and currency rates or to seek to increase total return. Upon entering into a futures contract, the Fund is required to deposit with a broker an amount of cash or securities equal to the minimum "initial margin" requirements of the associated futures exchange. Subsequent payments for futures contracts ("variation margin") are paid or received by the Fund, depending on the daily fluctuation in the value of the contracts, and are recorded by the Fund as unrealized gains or losses. When the contract is closed, the Fund realizes a gain or loss equal to the difference between the opening and closing value of the contract. The potential risk to the Fund is that the change in value of the contracts may not directly correlate to the change in value of the underlying securities.

   At September 30, 2003, open futures contracts were as follows:


--------------------------------------------------------------------------------
                      Number of
                      Contracts      Settlement      Market       Unrealized
Type                Long/(Short)        Month         Value       Gain (Loss)
--------------------------------------------------------------------------------
NASDAQ 100              176            12/03       $11,492,800    $ (847,229)
--------------------------------------------------------------------------------

C. Federal Income Taxes

   It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income and net realized capital gains, if any, to its shareowners. Therefore, no federal income tax provision is required.

Pioneer Mid Cap Growth Fund

--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS 9/30/03                             (continued)
--------------------------------------------------------------------------------

   The characterization of distributions to shareowners for financial reporting purposes is determined in accordance with federal income tax rules. Therefore, the source of the Fund's distributions may be shown in the accompanying financial statements as either from or in excess of net investment income or net realized gain on investment transactions, or from paid-in capital, depending on the type of book/tax differences that may exist.

   There were no distributions paid during the years ended September 30, 2003, and 2002.

   The following shows components of distributable earnings on a federal income tax basis at September 30, 2003.


--------------------------------------------------------------------------------
                                             2003
--------------------------------------------------------------------------------
Undistributed ordinary income           $          -
Capital loss carryforward               (136,940,380)
Post October Loss                        (20,780,414)
Unrealized appreciation                   95,773,182
                                        ------------
Total                                   $(61,947,612)
--------------------------------------------------------------------------------

   The difference between book-basis and tax-basis unrealized appreciation is attributable to the tax deferral of losses on wash sales and the unrealized loss on futures contracts.

   At September 30, 2003, the Fund has reclassified $2,687,209 to decrease accumulated net investment loss and $2,687,209 to decrease paid-in capital. The reclassification has no impact on the net assets of the Fund and is designed to present the Fund's capital accounts on a tax basis.

Pioneer Mid Cap Growth Fund

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

D. Fund Shares

   The Fund records sales and repurchases of its shares as of trade date. Pioneer Funds Distributor, Inc. (PFD), the principal underwriter for the Fund and a wholly owned indirect subsidiary of UniCredito Italiano S.p.A., Inc. (UniCredito Italiano), earned $54,099 in underwriting commissions on the sale of Fund shares during the year ended September 30, 2003.

E. Class Allocations

   Distribution fees are calculated based on the average daily net asset value attributable to Class A, Class B and Class C shares of the Fund, respectively. Shareowners of each class share all expenses and fees paid to the transfer agent, Pioneer Investment Management Shareholder Services, Inc. (PIMSS), for its services, which are allocated based on the number of accounts in each class and the ratable allocation of related out-of-pocket expenses (see Note 3). Income, common expenses and realized and unrealized gains and losses are calculated at the Fund level and allocated daily to each class of shares based on the respective percentage of adjusted net assets at the beginning of the day.

   Distributions to shareowners are recorded as of the ex-dividend date. Distributions paid by the Fund with respect to each class of shares are calculated in the same manner, at the same time, and in the same amount, except that Class A, Class B and Class C shares can bear different transfer agent and distribution fees.

F. Securities Lending

   The Fund lends securities in its portfolio to certain broker-dealers or other institutional investors, with the Fund's custodian acting as the lending agent. When entering into a loan, the Fund receives collateral, which is maintained by the custodian and earns income in the form of negotiated lenders' fees. The Fund also continues to receive interest or dividends on the securities loaned. Gain or loss on the fair value of the loaned securities that may occur during the term of the loan will be for account of the Fund. The loans are secured by collateral of at least 102% at all times, of the fair value of the securities loaned. The amount of collateral will be adjusted daily to reflect any price fluctuation in the value of loaned securities. The Fund has the right under the lending agreements to recover

Pioneer Mid Cap Growth Fund

--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS 9/30/03                             (continued)
--------------------------------------------------------------------------------

   the securities on loan from the borrower on demand. The Fund invests cash collateral in the Securities Lending Investment Fund, which is managed by Brown Brothers Harriman & Co., the Fund's custodian.

G. Repurchase Agreements

   With respect to repurchase agreements entered into by the Fund, the value of the underlying securities (collateral), including accrued interest received from counterparties, is required to be at least equal to or in excess of the value of the repurchase agreement at the time of purchase. The collateral for all repurchase agreements is held in safekeeping in the customer-only account of the Fund's custodian, or subcustodians. The Fund's investment adviser, Pioneer Investment Management, Inc. (PIM), is responsible for determining that the value of the collateral remains at least equal to the repurchase price.

2. Management Agreement
PIM manages the Fund's portfolio and is a wholly owned indirect subsidiary of UniCredito Italiano. PIM receives a basic fee that is calculated at the annual rate of 0.625% of the Fund's average daily net assets. The basic fee is subject to a performance adjustment up to a maximum of - 0.20% based on the Fund's investment performance as compared with the Russell Midcap Growth Index. Pursuant to a shareowner vote on April 17, 2003 the benchmark was changed from the Standard & Poor's (S&P) MidCap 400 Index effective May 1, 2003; however the S&P MidCap 400 Index will be used for monthly periods prior to May 1, 2003 until it is eventually phased out. The performance comparison is made for a rolling 36-month period. For the year ended September 30, 2003, the aggregate performance adjustment resulted in a reduction to the basic fee of $989,393. For the year ended September 30, 2003, the management fee was equivalent to a rate of 0.425% of average daily net assets.

In addition, under the management and administrative agreements, certain other services and costs, including accounting, regulatory reporting and insurance premiums, are paid by the Fund. At September 30, 2003, $237,066 was payable to PIM related to management fees, administrative fees and certain other services, and is included in due to affiliates.

Pioneer Mid Cap Growth Fund

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

3. Transfer Agent
PIMSS, a wholly owned indirect subsidiary of UniCredito Italiano, provides substantially all transfer agent and shareowner services to the Fund at negotiated rates. Included in due to affiliates is $121,640 in transfer agent fees payable to PIMSS at September 30, 2003.

4. Distribution Plans
The Fund adopted a Plan of Distribution for each class of shares (Class A Plan, Class B Plan and Class C Plan) in accordance with Rule 12b-1 of the Investment Company Act of 1940. Pursuant to the Class A Plan, the Fund pays PFD a service fee of up to 0.25% of the Fund's average daily net assets in reimbursement of its actual expenditures to finance activities primarily intended to result in the sale of Class A shares. On qualifying investments made prior to August 19, 1991, the Class A Plan provides for reimbursement of such expenditures in an amount not to exceed 0.15%. Pursuant to the Class B Plan and the Class C Plan, the Fund pays PFD 1.00% of the average daily net assets attributable to each class of shares. The fee consists of a 0.25% service fee and a 0.75% distribution fee paid as compensation for personal services and/or account maintenance services or distribution services with regard to Class B and Class C shares. Included in due to affiliates is $150,042 in distribution fees payable to PFD at September 30, 2003.

In addition, redemptions of each class of shares may be subject to a contingent deferred sales charge (CDSC). A CDSC of 1.00% may be imposed on redemptions of certain net asset value purchases of Class A shares within one year of purchase. Class B shares that are redeemed within six years of purchase are subject to a CDSC at declining rates beginning at 4.00%, based on the lower of cost or market value of shares being redeemed. Redemptions of Class C shares within one year of purchase are subject to a CDSC of 1.00%. Proceeds from the CDSCs are paid to PFD. For the year ended September 30, 2003, CDSCs in the amount of $39,897 were paid to PFD.

5. Expense Offsets
The Fund has entered into certain directed brokerage and expense offset arrangements resulting in a reduction in the Fund's total expenses. For the year ended September 30, 2003, the Fund's expenses were reduced by $16,446 under such arrangements.

Pioneer Mid Cap Growth Fund

--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS 9/30/03                             (continued)
--------------------------------------------------------------------------------

6. Line of Credit
The Fund, along with certain other funds in the Pioneer Family of Funds (the Funds), collectively participate in a $50 million committed, unsecured revolving line of credit facility. Borrowings are used solely for temporary or emergency purposes. The Fund may borrow up to the lesser of $50 million or the limits set by its prospectus for borrowings. Interest on collective borrowings is payable at the Federal Funds Rate plus 1/2% on an annualized basis. The Funds pay an annual commitment fee for this facility. The commitment fee is allocated among such Funds based on their respective borrowing limits. For the year ended September 30, 2003, the Fund had no borrowings under this agreement.

Pioneer Mid Cap Growth Fund

--------------------------------------------------------------------------------
REPORT OF INDEPENDENT AUDITORS
--------------------------------------------------------------------------------

To the Board of Trustees and Shareowners of Pioneer Mid Cap Growth Fund:

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Pioneer Mid Cap Growth Fund (the "Fund") as of September 30, 2003, and the related statement of operations for the year then ended, and the statements of changes in net assets and the financial highlights for each of the two years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audit. The financial highlights for each of the three years in the period ended September 30, 2001 were audited by other auditors who have ceased operations and whose report, dated November 5, 2001, expressed an unqualified opinion on those financial highlights.

We conducted our audits in accordance with auditing standards generally accepted in the United States. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights. Our procedures included confirmation of securities as of September 30, 2003, by correspondence with the custodian and brokers or by other appropriate auditing procedures where replies from brokers were not received. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Pioneer Mid Cap Growth Fund at September 30, 2003, the results of its operations for the year then ended, and the changes in its net assets and the financial highlights for each of the two years in the period then ended in conformity with accounting principles generally accepted in the United States.

                                                               ERNST & YOUNG LLP

Boston, Massachusetts
November 7, 2003

Pioneer Mid Cap Growth Fund

--------------------------------------------------------------------------------
RESULTS OF SHAREOWNER MEETING
--------------------------------------------------------------------------------

On April 17, 2003, the Fund held a special meeting of shareowners to vote on four proposals. All proposals were passed by a shareowner vote. Here are the detailed results of the votes.

Proposal 1 - To elect Trustees.


          Nominee               Affirmative        Withheld
 John F. Cogan, Jr.          33,534,957.569     1,152,480.454
 Mary K. Bush                33,509,888.256     1,177,549.767
 Richard H. Egdhal, M.D.     33,523,742.629     1,163,695.394
 Daniel T. Geraci            33,567,629.587     1,119,808.436
 Margaret B.W. Graham        33,585,104.256     1,102,333.767
 Marguerite A. Piret         33,584,542.942     1,102,895.081
 Stephen K. West             33,498,495.369     1,188,942.654
 John Winthrop               33,629,072.260     1,058,365.763

Proposal 2 -- To approve a new management contract.

   Affirmative          Against           Abstain
 26,378,672.069     1,809,447.000     1,051,764.954

Proposal 3 -- To approve a policy allowing Pioneer and the board of trustees to appoint or terminate subavisers and to approve amendments to subadvisory agreements without shareowner approval.

   Affirmative          Against          Abstain
 26,047,112.794     2,232,253.240     960,517.989

Proposal 4 (a) -- To approve a change to the Fund's investment policy on senior securities.

   Affirmative          Against           Abstain
 25,932,187.477     1,748,818.704     1,558,877.842

Proposal 4 (b) -- To approve a change to the Fund's investment policy on borrowing.

   Affirmative          Against           Abstain
 25,758,754.651     1,906,637.819     1,574,491.553

Proposal 4 (c) -- To approve a change to the Fund's investment policy on real estate.

   Affirmative          Against           Abstain
 25,905,171.932     1,766,441.901     1,568,270.190

Pioneer Mid Cap Growth Fund

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

Proposal 4 (d) -- To approve a change to the Fund's investment policy on loans.

   Affirmative          Against           Abstain
 25,875,482.206     1,796,131.627     1,568,270.190

Proposal 4 (e) -- To approve a change to the Fund's investment policy on commodities.

   Affirmative          Against           Abstain
 25,907,091.244     1,763,744.314     1,569,048.465

Proposal 4 (f) -- To approve a change to the Fund's investment policy on diversification.

   Affirmative          Against           Abstain
 25,912,902.933     1,759,657.247     1,567,323.843

Proposal 4 (g) -- To approve a change to the Fund's investment policy on acting as an underwriter.

   Affirmative          Against           Abstain
 25,916,962.512     1,745,754.309     1,577,167.202

Proposal 4 (h) -- To approve a change to the Fund's investment policy on concentration.

   Affirmative          Against           Abstain
 25,964,163.959     1,698,552.862     1,577,167.202

Proposal 4 (i) -- To approve a change to the Fund's investment policy on guarantees.

   Affirmative          Against           Abstain
 25,790,612.146     1,870,761.855     1,578,510.022

Proposal 4 (j) -- To approve a change to the Fund's investment policy on margin.

   Affirmative          Against           Abstain
 25,740,071.948     1,921,866.598     1,577,945.477

Proposal 4 (k) -- To approve a change to the Fund's investment policy on short sales.

   Affirmative          Against           Abstain
 25,726,565.640     1,933,392.054     1,579,926.329

Pioneer Mid Cap Growth Fund

--------------------------------------------------------------------------------
THE PIONEER FAMILY OF MUTUAL FUNDS
--------------------------------------------------------------------------------

For information about any Pioneer mutual fund, please contact your investment professional, or call Pioneer at 1-800-225-6292. Ask for a free fund information kit, which includes a fund prospectus. Please read the prospectus carefully before you invest.

 U.S. Equity                                  Fixed Income
 Pioneer Fund                                 Pioneer America Income Trust
 Pioneer Balanced Fund                        Pioneer Bond Fund
 Pioneer Core Equity Fund                     Pioneer High Yield Fund
 Pioneer Equity Income Fund                   Pioneer Stable Value Fund
 Pioneer Growth Shares                        Pioneer Strategic Income Fund
 Pioneer Mid Cap Growth Fund                  Pioneer Tax Free Income Fund
 Pioneer Mid Cap Value Fund
 Pioneer Real Estate Shares                   Money Market
 Pioneer Small Cap Value Fund                 Pioneer Cash Reserves Fund*
 Pioneer Small Company Fund
 Pioneer Value Fund

 International/Global Equity
 Pioneer Emerging Markets Fund
 Pioneer Europe Select Fund
 Pioneer Europe Fund
 Pioneer International Equity Fund
 Pioneer International Value Fund

* An investment in the Fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the Fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Fund.

Pioneer Mid Cap Growth Fund

--------------------------------------------------------------------------------
TRUSTEES, OFFICERS AND SERVICE PROVIDERS
--------------------------------------------------------------------------------

Investment Adviser
Pioneer Investment Management, Inc.

Custodian
Brown Brothers Harriman & Co.

Independent Auditors
Ernst & Young LLP

Principal Underwriter
Pioneer Funds Distributor, Inc.

Legal Counsel
Hale and Dorr LLP

Shareowner Services and Transfer Agent
Pioneer Investment Management Shareholder Services, Inc.

Trustees and Officers

The Fund's Board of Trustees provides broad supervision over the Fund's affairs. The officers of the Fund are responsible for the Fund's operations. The Fund's Trustees and officers are listed below, together with their principal occupations during the past five years. Trustees who are interested persons of the Fund within the meaning of the Investment Company Act of 1940 are referred to as Interested Trustees. Trustees who are not interested persons of the Fund are referred to as Independent Trustees. Each of the Trustees serves as a trustee of each of the 51 U.S. registered investment portfolios for which Pioneer Investment Management, Inc. ("Pioneer") serves as investment adviser (the "Pioneer Funds"). The address for all Interested Trustees and all officers of the Fund is 60 State Street, Boston, Massachusetts 02109.

The Fund's statement of additional information provides more detailed information regarding the Fund's Trustees and is available upon request, without charge, by calling 1-800-225-6292.

Proxy Voting Policies and Procedures of the Fund are available without charge, upon request, by calling our toll free number (1-800-225-6292). This information is also available at pioneerfunds.com.

--------------------------------------------------------------------------------
INTERESTED TRUSTEES
--------------------------------------------------------------------------------


Name and Age                   Position Held With the Fund    Term of Office/Length of Service
John F. Cogan, Jr. (77)*       Chairman of the Board,         Since 1982.
                               Trustee and President          Serves until a successor trustee is
                                                              elected or earlier retirement or removal.

 *Mr. Cogan is an Interested Trustee because he is an officer or director of the Trust's investment adviser and certain of its affiliates.

------------------------------------------------------------------------------------------------------
Osbert Hood (51)**             Trustee and                    Since June, 2003.
                               Executive Vice President       Serves until a successor trustee is
                                                              elected or earlier retirement or removal.

** Mr. Hood was elected Trustee and Executive Vice President on June 3, 2003. He is an Interested Trustee because he is an officer or director of the Fund's investment adviser and certain of its affiliates.


--------------------------------------------------------------------------------
INDEPENDENT TRUSTEES
--------------------------------------------------------------------------------

Name, Age and Address           Position Held With the Fund   Term of Office/Length of Service
Mary K. Bush (55)               Trustee                       Since 1997.
3509 Woodbine Street,                                         Serves until a successor trustee is
Chevy Chase, MD 20815                                         elected or earlier retirement or removal.

------------------------------------------------------------------------------------------------------
Richard H. Egdahl, M.D. (76)    Trustee                       Since 1992.
Boston University Healthcare                                  Serves until a successor trustee is
Entrepreneurship Program,                                     elected or earlier retirement or removal.
53 Bay State Road,
Boston, MA 02215

------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

Principal Occupation During Past Five Years                   Other Directorships Held by this Trustee
Deputy Chairman and a Director of Pioneer Global              Director of Harbor Global Company,
Asset Management S.p.A. ("PGAM"); Non-Executive               Ltd.
Chairman and a Director of Pioneer Investment
Management USA Inc. ("PIM-USA"); Chairman and a
Director of Pioneer; Director of Pioneer Alternative
Investment Management Limited (Dublin); President
and a Director of Pioneer Alternative Investment
Management (Bermuda) Limited and affiliated funds;
President and a Director of Pioneer Funds Distributor,
Inc. ("PFD"); President of all of the Pioneer Funds; and
Of Counsel (since 2000, partner prior to 2000), Hale
and Dorr LLP (counsel to PIM-USA and the Pioneer
Funds)
------------------------------------------------------------------------------------------------------
President and Chief Executive Officer, PIM-USA since          None
May, 2003 (Director since January, 2001); President
and Director of Pioneer since May, 2003; Chairman
and Director of Pioneer Investment Management
Shareholder Services, Inc. "PIMSS" since May, 2003;
Executive Vice President of all of the Pioneer Funds
since June, 2003; Executive Vice President and Chief
Operating Officer of PIM-USA, November 2000-May
2003; Executive Vice President, Chief Financial Officer
and Treasurer, John Hancock Advisers, L.L.C., Boston,
MA, November 1999-November 2000; Senior Vice
President and Chief Financial Officer, John Hancock
Advisers, L.L.C., April 1997-November 1999

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

Principal Occupation During Past Five Years                   Other Directorships Held by this Trustee
 President, Bush International (international financial       Director of Brady Corporation
 advisory firm)                                               (industrial identification and
                                                              specialty coated material products
                                                              manufacturer), Millennium
                                                              Chemicals, Inc. (commodity
                                                              chemicals), Mortgage Guaranty
                                                              Insurance Corporation and R.J.
                                                              Reynolds Tobacco Holdings, Inc.
                                                              (tobacco)
------------------------------------------------------------------------------------------------------

 Alexander Graham Bell Professor of Health Care               None
 Entrepreneurship, Boston University; Professor
 of Management, Boston University School of
 Management; Professor of Public Health, Boston
 University School of Public Health; Professor of Surgery,
 Boston University School of Medicine; and University
 Professor, Boston University
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
INDEPENDENT TRUSTEES
--------------------------------------------------------------------------------

Name, Age and Address           Position Held With the Fund   Term of Office/Length of Service
Margaret B.W. Graham (56)       Trustee                       Since 1982.
1001 Sherbrooke Street West,                                  Serves until a successor trustee is
Montreal, Quebec, Canada                                      elected or earlier retirement or removal.
-------------------------------------------------------------------------------------------------------

Marguerite A. Piret (55)        Trustee                       Since 1982.
One Boston Place, 28th Floor,                                 Serves until a successor trustee is
Boston, MA  02108                                             elected or earlier retirement or removal.
-------------------------------------------------------------------------------------------------------

Stephen K. West (75)            Trustee                       Since 1993.
125 Broad Street,                                             Serves until a successor trustee is
New York, NY 10004                                            elected or earlier retirement or removal.
-------------------------------------------------------------------------------------------------------

John Winthrop (67)              Trustee                       Since 1985.
One North Adgers Wharf,                                       Serves until a successor trustee is
Charleston, SC 29401                                          elected or earlier retirement or removal.

--------------------------------------------------------------------------------
FUND OFFICERS
-------------------------------------------------------------------------------

Name and Age                    Position Held With the Fund   Term of Office/Length of Service
Dorothy E. Bourassa (55)       Secretary                     Serves at the discretion of board.

-----------------------------------------------------------------------------------------------

David C. Phelan (46)           Assistant Secretary           Serves at the discretion of board.
-----------------------------------------------------------------------------------------------

Christopher J. Kelly (38)      Assistant Secretary           Serves at the discretion of board.
-----------------------------------------------------------------------------------------------

Vincent Nave (58)              Treasurer                     Serves at the discretion of board.
-----------------------------------------------------------------------------------------------

Luis I. Presutti (38)          Assistant Treasurer           Serves at the discretion of board.
-----------------------------------------------------------------------------------------------

Gary Sullivan (45)             Assistant Treasurer           Serves at the discretion of board.
-----------------------------------------------------------------------------------------------


--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

                                                              Other Directorships Held by this
Principal Occupation During Past Five Years                   Trustee
 Founding Director, The Winthrop Group, Inc. (consulting      None
 firm); Professor of Management, Faculty of Management,
 McGill University
-----------------------------------------------------------------------------------------------
 President and Chief Executive Officer, Newbury, Piret &      None
 Company, Inc. (investment banking firm)
-----------------------------------------------------------------------------------------------

 Senior Counsel, Sullivan & Cromwell (law firm)               Director, The Swiss Helvetia
                                                              Fund, Inc. (closed-end investment
                                                              company) and AMVESCAP PLC
                                                              (investment managers)
-----------------------------------------------------------------------------------------------

 President, John Winthrop & Co., Inc.                         None
 (private investment firm)

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

                                                              Other Directorships Held by this
Principal Occupation During Past Five Years                   Officer
Secretary of PIM-USA: Senior Vice President-Legal of          None
Pioneer; and Secretary/Clerk of most of PIM-USA's
subsidiaries since October 2000; Secretary of all of the
Pioneer Funds since September 2003 (Assistant
Secretary from November 2000 to September 2003);
and Senior Counsel, Assistant Vice President and Director
of Compliance of PIM-USA from April 1998 through
October 2000
----------------------------------------------------------------------------------------------

Partner, Hale and Dorr LLP. Assistant Secretary of all of     None
Pioneer Funds since September 2003
-----------------------------------------------------------------------------------------------

Assistant Vice President and Senior Counsel of Pioneer        None
since July 2002; Vice President and Senior Counsel of
BISYS Fund Services, Inc. (April 2001 to June 2002);
Senior Vice President and Deputy General Counsel of
Funds Distributor, Inc. (July 2000 to April 2001; Vice
President and Associate General Counsel from July 1996
to July 2000); Assistant Secretary of all of the Pioneer
Funds since September 2003
-----------------------------------------------------------------------------------------------

Vice President-Fund Accounting, Administration and Custody    None
Services of Pioneer (Manager from September 1996 to
February 1999); and Treasurer of all of the Pioneer Funds
(Assistant Treasurer from June 1999 to
November 2000)
-----------------------------------------------------------------------------------------------

Assistant Vice President-Fund Accounting, Administration      None
and Custody Services of Pioneer (Fund Accounting Manager
from 1994 to 1999); and Assistant Treasurer of all of the
Pioneer Funds since November 2000
-----------------------------------------------------------------------------------------------

Fund Accounting Manager-Fund Accounting, Administration       None
and Custody Services of Pioneer; and Assistant Treasurer of
all of the Pioneer Funds since May 2002
-----------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------
FUND OFFICERS
--------------------------------------------------------------------------------

Name and Age                    Position Held With the Fund   Term of Office/Length of Service
Katherine Kim Sullivan (29)     Assistant Treasurer           Serves at the discretion of board.
-----------------------------------------------------------------------------------------------



--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                                              Other Directorships Held by this
Principal Occupation During Past Five Years                   Officer
Fund Administration Manager - Fund Accounting,                None
Administration and Custody Services since June 2003;
Assistant Vice President - Mutual Fund Operations of
State Street Corporation from June 2002 to June 2003
(formerly Deustche Bank Asset Management); Pioneer
Fund Accounting, Administration and Custody Services
(Fund Accounting Manager from August 1999 to May 2002,
Fund Accounting Supervisor from 1997 to July 1999);
Assistant Treasurer of all of the Pioneer Funds since
September 2003.
-----------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------
PROGRAMS AND SERVICES FOR PIONEER SHAREOWNERS
--------------------------------------------------------------------------------

Your investment professional can give you additional information on Pioneer's programs and services. If you want to order literature on any of the following items directly, simply call Pioneer at 1-8O0-225-6292.

FactFone(SM)
Our automated account information service, available to you 24 hours a day, seven days a week. FactFone gives you a quick and easy way to check fund share prices, yields, dividends and distributions, as well as information about your own account. Simply call 1-800-225-4321. For specific account information, have your 10-digit account number, your three-digit fund number and your four-digit personal identification number at hand.

6-Month Reinstatement Privilege (for Class A and Class B Shares) Enables you to reinvest all or a portion of the money you redeem from your Pioneer account - without paying a sales charge - within 6 months of your redemption. You have the choice of investing in any Pioneer fund provided the account has the exact same registration and meets the fund's minimum investment requirement. Reinstated accounts may only purchase Class A fund shares.

Investomatic Plan
An easy and convenient way for you to invest on a regular basis. All you need to do is authorize a set amount of money to be moved out of your bank account into the Pioneer fund of your choice. Investomatic also allows you to change the dollar amount, frequency and investment date right over the phone. By putting aside affordable amounts of money regularly, you can build a long-term investment - without sacrificing your current standard of living.

Payroll Investment Program (PIP)
Lets you invest in a Pioneer fund directly through your paycheck. All that's involved is for your employer to fill out an authorization form allowing Pioneer to deduct from participating employees' paychecks. You specify the dollar amount you want to invest into the Pioneer fund(s) of your choice.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

Automatic Exchange Program
A simple way to move money from one Pioneer fund to another over a period of time. Just invest a lump sum in one fund, and select the other Pioneer funds you wish to invest in. You choose the amounts and dates for Pioneer to sell shares of your original fund and use the proceeds to buy shares of the other funds you have chosen. Over time, your investment will be shifted out of the original fund. (Automatic Exchange is available for originating accounts with a balance of $5,000 or more.)

Directed Dividends
Lets you invest cash dividends from one Pioneer fund to an account in another Pioneer fund with no sales charge or fee. Simply fill out the applicable information on a Pioneer Account Options Form. (This program is available for dividend payments only; capital gains distributions are not eligible at this time.)

Direct Deposit
Lets you move money into your bank account using electronic funds transfer
(EFT). EFT moves your money faster than you would receive a check, eliminates unnecessary paper and mail, and avoids lost checks. Simply fill out a Pioneer Direct Deposit Form, giving your instructions.

Systematic Withdrawal Plan (SWP)
Lets you establish automatic withdrawals from your account at set intervals. You decide the frequency and the day of the month. Pioneer will send the proceeds by check to the address you designate, or electronically to your bank account. You also can authorize Pioneer to make the redemptions payable to someone else. (SWPs are available for accounts with a value of $10,000 or more.)

--------------------------------------------------------------------------------
RETIREMENT PLANS FROM PIONEER
--------------------------------------------------------------------------------

Pioneer has a long history of helping people work toward their retirement goals, offering plans suited to the individual investor and businesses of all sizes. For more information on Pioneer retirement plans, contact your investment professional, or call Pioneer at 1-800-622-0176.

Individual Retirement Accounts (IRAs)

Traditional IRA*
For anyone under age 70 1/2 earning income. Individuals can contribute up to $3,000 annually. Earnings are tax-deferred, and contributions may be tax-deductible.

Roth IRA*
Available to single individuals earning less than $110,000 in income annually, and married couples with joint income less than $160,000. Contributions of up to $3,000 a year are not tax-deductible, but all earnings are tax-free for qualified withdrawals. Distributions are tax and penalty-free if certain conditions are met.

Employer-Sponsored Plans

Uni-K Plan*
A 401(k) plan designed specifically for any business that employs only owners and their spouses. Participants can make salary deferral contributions up to $11,000 per year. In addition, each year the business may contribute up to 25% of pay.

401(k) Plan*
Allows employees to make pre-tax contributions through payroll deduction, up to $11,000 per year. Employers' contributions are discretionary. The 401(k) offers companies maximum flexibility.

SIMPLE IRA Plan*
The Savings Incentive Match PLan for Employees (SIMPLE) is designed for employers with 100 or fewer eligible employees. Employees can decide whether to contribute. Employers must contribute.

Most retirement plan withdrawals must meet specific conditions to avoid penalties.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

403(b) Plan*
Also known as a Tax-Sheltered Account (TSA), this plan lets employees of public schools, non-profit hospitals and other tax-exempt organizations make pre-tax contributions through payroll deduction.

SEP-IRA
The Simplified Employee Pension (SEP) plan lets self-employed people and small-business owners make tax-deductible contributions of up to 25% of income, while maintaining complete contribution flexibility each year.

Profit Sharing Plan
Companies can decide each year whether - and how much - to contribute to participants, up to 25% of each participant's pay. Can include vesting schedules that are not available with a SEP-IRA.

Age-Based Profit Sharing Plan
Employer contributions are flexible, but are based on a formula using age and salary. Each year, a business can contribute up to 25% of the total eligible payroll.

Money Purchase Pension Plan (MPP)
Allows employer contributions, up to 25% of pay annually. Companies must contribute a fixed percentage of pay each year.

Defined Benefit Pension Plan
Requires a business to contribute enough each year to fund a specific future benefit. Most beneficial to older employees who need to accumulate assets rapidly.

* Special Catch-Up Provisions are available to individuals age 50 and older to contribute additional amounts to their retirement accounts. For more information, call our Retirement Plans Information line at 1-800-622-0176.

Most retirement plan withdrawals must meet specific conditions to avoid penalties.

--------------------------------------------------------------------------------
HOW TO CONTACT PIONEER
--------------------------------------------------------------------------------

We are pleased to offer a variety of convenient ways for you to contact us for assistance or information.

     Call us for:

     Account Information, including existing accounts,
     new accounts, prospectuses, applications
     and service forms                                          1-800-225-6292

     FactFone(SM) for automated fund yields, prices,
     account information and transactions                       1-800-225-4321

     Retirement plans information                               1-800-622-0176

     Telecommunications Device for the Deaf (TDD)               1-800-225-1997

     Write to us:

     PIMSS
     P.O. Box 55014
     Boston, Massachusetts 02205-5014

     Our toll-free fax                                          1-800-225-4240

     Our internet e-mail address                 ask.pioneer@pioneerinvest.com
     (for general questions about Pioneer only)

     Visit our website:                                   www.pioneerfunds.com

This report must be preceded or accompanied by a current Fund prospectus. For information on other Pioneer mutual funds including charges and expenses, call 800-225-6292 and request a prospectus. Please read it carefully before investing or sending money.


[PIONEER LOGO]
Pioneer Investment Management, Inc.
60 State Street                                                    14295-00-1103
Boston, Massachusetts 02109             (C) 2003 Pioneer Funds Distributor, Inc.
www.pioneerfunds.com            Underwriter of Pioneer mutual funds, Member SIPC

ITEM 2. CODE OF ETHICS.

(a) Disclose whether, as of the end of the period covered by the report, the registrant has adopted a code of ethics that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party. If the registrant has not adopted such a code of ethics, explain why it has not done so.

The registrant has adopted, as of the end of the period covered by this report, a code of ethics that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer and controller.

(b) For purposes of this Item, the term "code of ethics" means written standards that are reasonably designed to deter wrongdoing and to promote:

        (1) Honest and ethical conduct, including the ethical handling of actual or apparent conflicts of interest between personal and professional relationships;

        (2) Full, fair, accurate, timely, and understandable disclosure in reports and documents that a registrant files with, or submits to, the Commission and in other public communications made by the registrant;

        (3) Compliance with applicable governmental laws, rules, and regulations;

        (4) The prompt internal reporting of violations of the code to an appropriate person or persons identified in the code; and

        (5) Accountability for adherence to the code.

(c) The registrant must briefly describe the nature of any amendment, during the period covered by the report, to a provision of its code of ethics that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party, and that relates to any element of the code of ethics definition enumerated in paragraph (b) of this Item. The registrant must file a copy of any such amendment as an exhibit pursuant to Item 10(a), unless the registrant has elected to satisfy paragraph (f) of this Item by posting its code of ethics on its website pursuant to paragraph (f)(2) of this Item, or by undertaking to provide its code of ethics to any person without charge, upon request, pursuant to paragraph (f)(3) of this Item.

The registrant has made no amendments to the code of ethics during the period covered by this report.

(d) If the registrant has, during the period covered by the report, granted a waiver, including an implicit waiver, from a provision of the code of ethics to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party, that relates to one or more of the items set forth in paragraph (b) of this Item, the registrant must briefly describe the nature of the waiver, the name of the person to whom the waiver was granted, and the date of the waiver.

Not applicable.

(e) If the registrant intends to satisfy the disclosure requirement under paragraph (c) or (d) of this Item regarding an amendment to, or a waiver from, a provision of its code of ethics that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions and that relates to any element of the code of ethics definition enumerated in paragraph (b) of this Item by posting such information on its Internet website, disclose the registrant's Internet address and such intention.

Not applicable.

(f) The registrant must:

        (1) File with the Commission, pursuant to Item 10(a), a copy of its code of ethics that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, as an exhibit to its annual report on this Form N-CSR;

        (2) Post the text of such code of ethics on its Internet website and disclose, in its most recent report on this Form N-CSR, its Internet address and the fact that it has posted such code of ethics on its Internet website; or

        (3) Undertake in its most recent report on this Form N-CSR to provide to any person without charge, upon request, a copy of such code of ethics and explain the manner in which such request may be made.


ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.

(a) (1) Disclose that the registrant's board of trustees has determined that the registrant either:

    (i) Has at least one audit committee financial expert serving on its audit committee; or

    (ii) Does not have an audit committee financial expert serving on its audit committee.

The registrant's Board of Trustees has determined that the registrant has at least one audit committee financial expert.

    (2) If the registrant provides the disclosure required by paragraph
(a)(1)(i) of this Item, it must disclose the name of the audit committee financial expert and whether that person is "independent." In order to be considered "independent" for purposes of this Item, a member of an audit committee may not, other than in his or her capacity as a member of the audit committee, the board of trustees, or any other board committee:

    (i) Accept directly or indirectly any consulting, advisory, or other compensatory fee from the issuer; or

    (ii) Be an "interested person" of the investment company as defined in
         Section 2(a)(19) of the Act (15 U.S.C. 80a-2(a)(19)).

Ms. Marguerite A. Piret, an independent trustee, is such an audit committee financial expert.

    (3) If the registrant provides the disclosure required by paragraph (a)(1)
(ii) of this Item, it must explain why it does not have an audit committee financial expert.

Not applicable.


ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.

(a) Disclose, under the caption AUDIT FEES, the aggregate fees billed for each of the last two fiscal years for professional services rendered by the principal accountant for the audit of the registrant's annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years.

(b) Disclose, under the caption AUDIT-RELATED FEES, the aggregate fees billed in each of the last two fiscal years for assurance and related services by the principal accountant that are reasonably related to the performance of the audit of the registrant's financial statements and are not reported under paragraph (a) of this Item. Registrants shall describe the nature of the services comprising the fees disclosed under this category.

(c) Disclose, under the caption TAX FEES, the aggregate fees billed in each of the last two fiscal years for professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning. Registrants shall describe the nature of the services comprising the fees disclosed under this category.

(d) Disclose, under the caption ALL OTHER FEES, the aggregate fees billed in each of the last two fiscal years for products and services provided by the principal accountant, other than the services reported in paragraphs (a) through
(c) of this Item. Registrants shall describe the nature of the services comprising the fees disclosed under this category.

(e) (1) Disclose the audit committee's pre-approval policies and procedures described in paragraph (c)(7) of Rule 2-01 of Regulation S-X.

    (2) Disclose the percentage of services described in each of paragraphs (b) through (d) of this Item that were approved by the audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

(f) If greater than 50 percent, disclose the percentage of hours expended on the principal accountant's engagement to audit the registrant's financial statements for the most recent fiscal year that were attributed to work performed by persons other than the principal accountant's full-time, permanent employees.

(g) Disclose the aggregate non-audit fees billed by the registrant's accountant for services rendered to the registrant, and rendered to the registrant's investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant for each of the last two fiscal years of the registrant.

(h) Disclose whether the registrant's audit committee of the board of trustees has considered whether the provision of non-audit services that were rendered to the registrant's investment adviser (not including any subadviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant's independence.

Not applicable; to be answered on annual submissions after December 15, 2003.


ITEMS 5-6. [RESERVED]


ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

A closed-end management investment company that is filing an annual report on this Form N-CSR must, unless it invests exclusively in non-voting securities, describe the policies and procedures that it uses to determine how to vote proxies relating to portfolio securities, including the procedures that the company uses when a vote presents a conflict between the interests of its shareholders, on the one hand, and those of the company's investment adviser; principal underwriter; or any affiliated person (as defined in Section 2(a)(3) of the Investment Company Act of 1940 (15 U.S.C. 80a-2(a)(3)) and the rules thereunder) of the company, its investment adviser, or its principal underwriter, on the other. Include any policies and procedures of the company's investment adviser, or any other third party, that the company uses, or that are used on the company's behalf, to determine how to vote proxies relating to portfolio securities.

Not applicable to open-end management investment companies.


ITEM 8. [RESERVED]


ITEM 9. CONTROLS AND PROCEDURES.

(a) Disclose the conclusions of the registrant's principal executive officer or officers and principal financial officer or officers, or persons performing similar functions, about the effectiveness of the registrant's disclosure controls and procedures (as defined in Rule 30a-2(c) under the Act (17 CFR 270.30a-2(c))) based on their evaluation of these controls and procedures as of a date within 90 days of the filing date of the report that includes the disclosure required by this paragraph.

The registrant's certifying officers have determined that the registrant's disclosure controls and procedures are effective based on our evaluation of these controls and procedures as of a date within 90 days prior to the filing date of this report.

(b) Disclose whether or not there were significant changes in the registrant's internal controls or in other factors that could significantly affect these controls subsequent to the date of their evaluation, including any corrective actions with regard to significant deficiencies and material weaknesses.

There were no significant changes in the registrant's internal controls or in other factors that could significantly affect these controls subsequent to the date of their evaluation, including any corrective actions with regard to significant deficiencies and material weaknesses.


ITEM 10. EXHIBITS.

File the exhibits listed below as part of this Form. Letter or number the exhibits in the sequence indicated.

(a) Any code of ethics, or amendment thereto, that is the subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy the Item 2 requirements through filing of an exhibit.

Filed herewith.

(b) A separate certification for each principal executive officer and principal financial officer of the registrant as required by Rule 30a-2 under the Act
(17 CFR 270.30a-2).

Filed herewith.

                                   SIGNATURES

                          [See General Instruction F]


Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.


(Registrant) Pioneer Mid Cap Growth Fund


By (Signature and Title)* /s/ John F. Cogan, Jr.
John F. Cogan, Jr, President

Date November 26, 2003


Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.


By (Signature and Title)* /s/ John F. Cogan, Jr.
John F. Cogan, Jr., President

Date November 26, 2003


By (Signature and Title)* /s/ Vincent Nave
Vincent Nave, Treasurer

Date November 26, 2003

* Print the name and title of each signing officer under his or her signature.